Exhibit 99.1

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Needham Growth Conference

January 12, 2005

Safe Harbor Provision

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During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially.

We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent S-3 Registration Statement and Form 10-K. Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. We undertake no obligation to update such projections or such forward-looking statements in the future.

Company Overview

TTM is a leading provider of time-critical and technologically complex printed circuit boards to the world’s leading electronic equipment designers and manufacturers

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•                  “Pure Play” printed circuit board (PCB) manufacturer

•                  Focused on time (24 hrs to 10 days) & technology service segments

•                  Three integrated, mission-focused production facilities:

•                  Santa Ana, CA

•                  Redmond, WA

•                  Chippewa Falls, WI

•                  $181.5 million in YTD 04* sales

•                  1,643 employees

* Jan-Sept 2004

Investment Highlights

Focused Strategy & Leading Market Position

•                  Leader in most attractive PCB segments – time & technology

•                  Mission-focused facilities – speed, flexibility and technology

Demonstrated Execution Excellence

•                  Strong relationships with leading OEM and EMS customers

•                  Proven ability to integrate acquisitions

•                  Cross-selling efforts leading to success

Industry Leading Financial Performance

•                  Profitable business model across cycle

•                  Strong balance sheet

Market Leadership. . .Focus. . . Execution. . . Performance

Attractiveness of
Time & Technology Strategy

Growth

•                  Early access to new customers with high-growth potential

•                  Key supplier to high-growth programs within market leaders

•                  Critical service for new product introduction across multiple industries

Limited Competition

•                  Difficult business model to replicate

•                  Significant technology expertise and investment required

•                  Quick-turn, high-mix production subject to less competition

Performance

•                  Time & technology focus allows premium pricing

•                  Leads to superior margins and profitability

Consistent Strategic Focus Driving Growth and Profitability

Industry Overview

Industry Dynamics and

Key Success Factors

Current Industry Dynamics	Key Success Factors

• Continued outlook for stable industry conditions	• Capacity in place for complex products and short lead times

• High volume, low-mix, low-technology production transitioning to Asia	• Focus on quick-turn, high-mix and technology limits foreign competition

• Significant consolidation of North American capacity	• Well-capitalized firms with targeted strategy gaining share

TTM is Positioned to Capitalize on Industry Trends

PCB Competitive Landscape

Asian focus

Competitive markets

Panel Volume (lots)

High (> 1,000)	• PCs • Computer peripherals • Automotive • Consumer electronics	• Cell phones • Advanced PDAs • Power supplies	• Limited product application

Medium (100 < 1,000)	• PCs • Computer peripherals	• Low-end servers • High-end computers	• High-end servers • Telecom infrastructure • High-end networking	TTM focus

Low (< 100)	• Misc. industrial equipment • Low-end aerospace/defense	• Semicap equipment • Medical equipment • Aerospace/defense • Instrumentation • Industrial equipment	• Specialized communications • High-end aerospace/defense

Quick-Turn

0-8 layers,	9-15 layers,	16+ layers,
standard materials	standard materials	exotic materials

Technology Level

North American
PCB Market Overview

•                  $5.3 billion North American PCB market in 2003

•                  Total number of PCB manufacturers has been reduced by approximately 50%

•                  950 companies in 1992 to fewer than 500 in 2003

•                  30 – 40% of PCB capacity has been removed since 2000 peak

•                  Only 7 PCB fabricators with greater than $100 million in 2003 revenue

“Pure Play” Independent	Conglomerates	Integrated EMS
• TTM	• Tyco	• DDi
• Merix		• EIT
• Photocircuits		• Sanmina-SCI

TTM Benefiting from Ongoing Industry Consolidation

Source:   Henderson Ventures; N.T. Information Ltd. (Dr. Hayao Nakahara).  Excludes companies focused on flex circuits.

TTM’s Strategy

TTM’s Strategy

Customers / End Markets • Diverse base of industry leading customers • Early access to emerging customers and niche end-markets • Global sales reach

Technology • High performance, technologically complex PCBs • Advanced manufacturing processes & technology expertise	Industry Leading Execution and Financial Results	Time • Dedicated ultra-short lead time capability (<24 hours available) • Dedicated, highly flexible, ramp-to-volume production in <10 days
• Industry leading avg. layer count of 20+ at Chippewa Falls facility	Strong Long-Term Outlook	• High-mix complex technology production with standard delivery

Financial Strength • Focus on operational excellence • Superior asset management and strong balance sheet • Successful integration of opportunistic acquisitions

Facility Specialization Strategy

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Mission-Focused Facilities – Speed, Flexibility and Technology

Capacity Expansion Plan
at Existing Facilities

Chippewa Falls – Phase One

•                  Approximately 100 additional employees by mid-’04

•                  44,000 sq. ft. physical expansion

•                  Capital equipment and plant expansion ($10mm)

•                  Additional employees

•                  Target completion by end of 2004

55% Expansion

Chippewa Falls – Phase Two

•                  Capital equipment ($4mm) and staffing only

•                  Can be completed in 3-6 months

Additional 30% Expansion

Santa Ana / Redmond • Ongoing capacity expansion • Capital equipment • Additional employees

Total Post-Expansion Revenue Capacity of $425 million

Price by Delivery Time

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Quick-Turn Revenue (10 days or less)

•      ~27% 2003

•      ~23% YTD 04*

Quick-Turn Service Allows Premium Pricing

*Jan-Sept 2004

Revenue By Layer Count

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Percentage of Revenue

Avg. Layer Count

YTD 04* = 15.6

2000 =   8.3

Continuing to Upgrade Technological Capabilities

*Jan-Sept 2004

Global Sales Reach

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Integrated Direct and Rep Network Driving Incremental Sales

*Jan-Sept 2004

Customer Concentration

Percentage of Revenue

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Increased Exposure to End Market Leaders

*Pro forma for the acquisition of Power Circuits, which occurred in July 1999.

**Jan-Sep 2004

Revenue Chain

YTD 2004* - % of total production revenues

End Markets

Enterprise I/T	High-End Computing 31%	Networking / Comms 42%	50%

Telecom Service Provider			23%

Other End Markets	Industrial & Med. - 15% Peripherals - 6% Handheld & Other - 6%		27%

Customers

Top OEM
Customers

• Cisco

• Hewlett-Packard

• IBM

• Juniper

• Sun Microsystems

Top 5	=	58%
Top 10	=	66%

EMS
Providers - 72%

• Benchmark

• Celestica

• Jabil

• Plexus

• Solectron

• Others

Shipped OEM-direct
28%

TTM Technologies

Enterprise IT Spending Primary End Market Driver

*Jan-Sept 2004

Key Customers by
End Market

Percentage of Revenue by End Market – YTD 2004*

Networking & Communications	42%	[LOGOS]

High-End Computing	31%	[LOGOS]

Industrial & Medical	15%	[LOGOS]

Computer Peripherals	6%	[LOGOS]

Handheld & Other	6%	[LOGOS]

Leading Positions with Industry Leaders. . .
Approximately 600 Active Customers

*Jan-Sept 2004

Delivery of
Total TTM Solution

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Step 1: ACI acquisition created position as a leading supplier to Cisco for complex PCBs

Step 2: Chippewa Falls’ capabilities and best practices shared w/Redmond to meet Cisco’s high-mix, mid-volume needs

Step 3: Cisco emerges as a leading proto customer at Santa Ana during Q4

Step 4: Key qualification activities completed and initial orders captured in Q4

Each Facility Delivering Unique Value Proposition to Cisco

Compelling

Growth Opportunities

•      One-stop manufacturing solution with numerous cross-selling opportunities

•      Quick-turn capabilities for attracting emerging high-growth customers

•      Leadership in technology and advanced manufacturing processes

•      Capacity available through low risk, low cost expansion plan

•      Successful track record of completing and integrating acquisitions

Annual Sales

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Sales ($mm)

Quarterly Sales

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Sales ($mm)

Annual EBITDA* and

EBITDA* Margin

[CHART]

*  Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization.

Quarterly EBITDA* and

EBITDA* Margin

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*  Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization.

Quarterly Results and

Estimates

($mm, except per share data)

	2003				2004
	3Q		4Q		1Q		2Q		3Q		4QE
Sales	$45.3		$54.3		$57.7		$61.6		$62.2		$58.0-$62.0

Gross Profit	9.5		14.2		17.3		19.1		17.6

% Margin	21%		26%		30%		31%		28%

Operating Income*	4.0		7.4		10.7		11.4		12.1

GAAP Diluted EPS	$0.06		$0.11		$0.15		$0.17		$0.19		$0.14-$0.18

Operating Cash Flow	$0.1		$3.8		$7.5		$14.1		$17.8

Inventory Turns	18	x	19	x	17	x	17	x	21	x

Guidance Remains Strong

*Earnings before interest expense (including amortization of debt issuance costs), income taxes and amortization.

Capitalization

($mm)

	12/31/02	12/31/03	9/27/04

Cash & ST Investments	$18.9	$31.7	$52.6

Net Cash	8.9	23.9	52.6

Total Shareholders’ Equity	167.4	178.3	201.1

Total Capitalization	177.4	186.1	201.1

Well-Capitalized for Future Growth

Conclusion

•                         Solid industry fundamentals

•                         Focused strategy and strong market position

•                         Demonstrated execution excellence

•                         Industry leading financial performance

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Appendix

Appendix

Annual EBITDA

Reconciliation

	1998	1999	2000	2001	2002	2003

Net Income (loss)	$8.4	$(0.2)	$28.1	$11.0	$1.6	$7.4
Add back items:
Income taxes	—	—	(5.0)	6.2	(2.3)	3.9
Interest expense	0.9	10.4	12.2	2.6	1.1	0.6
Amortization of debt issuance costs	0.1	0.8	0.7	0.1	0.1	0.1
Depreciation of property, plant, and equipment	3.0	3.6	5.5	8.3	8.8	7.8
Amortization of intangibles	—	2.2	4.8	4.8	1.2	1.3
Total Add back items	4.0	17.1	18.2	22.0	8.9	13.7
EBITDA	12.4	16.8	46.3	33.0	10.5	21.1

Quarterly EBITDA

Reconciliation

	2003				2004
	1 Q	2 Q	3 Q	4 Q	1 Q	2 Q	3 Q

Net Income (loss)	$(0.2)	$0.4	$2.5	$4.7	$6.5	$6.9	$8.0
Add back items:
Income taxes	(0.4)	0.2	1.4	2.8	3.9	4.1	3.6
Interest expense	0.2	0.2	0.1	0.1	0.1	0.1	0.1
Amortization of debt issuance costs	0.0	0.0	0.0	0.0	0.0	0.0	0.1
Depreciation of property, plant, and equipment	1.9	2.0	1.9	2.0	2.0	2.1	2.1
Amortization of intangibles	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Add back items	2.0	2.7	3.7	5.2	6.3	6.6	6.2
EBITDA	1.8	3.1	6.2	9.9	12.8	13.5	14.2